As filed with the Securities and Exchange Commission on July 18, 2012

1933 Act Registration No. 333-171933
1940 Act Registration No.   811-22523

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 16	[X]
and/or
Registration Statement Under the Investment Company Act of1940	[ ]
Amendment No. 17	[X]

Destra Investment Trust II
(Exact name of registrant as specified in charter)

901 Warrenville Road, Suite 15
Lisle, Illinois 60532
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (630) 241-4200

Nicholas Dalmaso	Morrison Warren, Esq.
Destra Investment Trust II	Chapman and Cutler LLP
901 Warrenville Road, Suite 15	111 West Monroe Street
Lisle, Illinois 60532	Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Destra Premium Equity Allocation Fund

Part B - Statement of Additional Information for Destra Premium Equity Allocation Fund

Part C - Other Information

Signatures

Index of Exhibits

Exhibits

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus dated July 18, 2012
Subject to Completion

Prospectus

, 2012

Destra Premium Equity Allocation Fund

Class	Ticker Symbol
Class A
Class C*
Class P*
Class I

*Class C and Class P shares are not currently available for investors.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table of Contents

Section 1	Fund Summary	1
Destra Premium Equity Allocation Fund		1
Section 2	Additional Information About the Fund	10
Additional Information About the Investment Policies and Strategies and Risks		10
Additional Information About Fees and Expenses		18
Fund Management		20
Section 3	Shareholder Information	20
Valuation of Shares		20
Share Classes		22
Distribution, Servicing and Administrative Fees		25
Purchases		26
Exchanges		31
Redemptions		32
Section 4	General Information	36
Distributions		36
Taxes		36
Payments to Financial Intermediaries		38
Availability of Portfolio Holdings Information		39
Frequent Trading		40
Shareholder Communications		43
Fund Service Providers		43

i

Section 1	Fund Summary

Destra Premium Equity Allocation Fund

Investment Objective
The Fund’s investment objective is to seek total return, from current income and gains and from long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds.   More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page [___] of the Fund’s Prospectus and “Purchases” on page [___] of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[____]%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	[____]%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	[____]%	[____]%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	___%	___%	___%	___%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses1	___%	___%	___%	___%
Total Annual Fund Operating Expenses	___%	___%	___%	___%
Fee Waiver 2	(___%)	(___%)	(___%)	(___%)
Total Annual Fund Operating Expenses After Fee Waiver	___%	___%	___%	___%

1	Other Expenses are based on an estimated $100 million average net asset size for the Fund’s first fiscal year.
2	The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at ___% for Class A, ___% for Class C, ___% for Class P and ___% for Class I. This waiver will continue in effect until ______, 2014.  The waiver may be terminated or modified prior to ______, 2014 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Share Class	1 year	3 years	1 year	3 years
Class A	$	$	$	$
Class C	$	$	$	$
Class P	$	$	$	$
Class I	$	$	$	$

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As a result of its option strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be [significantly] greater than 100%.

Principal Investment Strategies
The Fund is designed to provide investors with a means of sustaining a commitment to the equity market over time, while seeking to generate additional cash flow by writing (selling) covered call options on portfolio securities.  The Fund seeks to achieve risk-adjusted returns superior to its benchmark by investing in multiple asset classes and to generate premium income by selling covered calls on the underlying investments in the portfolio.  The Fund’s option strategy may also have the benefit of dampening the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Equity Market Strategy.  Based upon published research, the Fund’s sub-adviser believes that a substantial portion of the variability in equity portfolio returns over time is attributable to asset allocation, with a smaller portion of such returns being attributable to individual security selection.  The sub-adviser focuses its research primarily on the sector, sub-sector, capitalization and style composition in the Fund’s portfolio, and utilizes exchange-traded funds (ETFs) to implement its strategic views on asset classes in a cost-efficient manner.  The sub-adviser believes that portfolio diversification is important in all market environments, and accordingly seeks to take a disciplined approach to diversification and to avoid significant allocations to particular asset classes or markets.

An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a broader market securities index (such as the S&P 500, Russell 2000 or NASDAQ-100) or of a narrower sector index (such as technology or healthcare) or of a sub-sector index (such as telecommunications and wireless or pharmaceuticals and biotechnology).  Shares of ETFs are listed for trading on a national securities exchange.  An ETF portfolio holds the same stocks as the index it tracks, so its market price reflects the value of the index at any given time. The Fund is a “fund of funds,” a term typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although ETFs typically have comparatively lower fees and expenses, ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders, including the Fund, pay their proportionate share of these expenses.  The Fund is best suited for long-term investors.

Call Option Strategy.  The Fund intends to write (sell) call options on the ETF shares it owns in the Fund’s portfolio, [and may also write call options on one or more broad-based U.S. stock indices that are representative of the ETFs in the Fund’s portfolio.]  The sub-adviser’s option strategy typically targets one-month options that are written with exercise prices below, at or above the current value of the underlying security or index, although options of any exercise price or maturity may be utilized.  The Fund seeks to earn income and gains both from dividends paid on the ETF securities owned by the Fund and cash premiums received from selling options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying ETF securities or indexes above the exercise price specified in an option contract through the expiration date of the option.  As a result of the Fund’s option strategy, the derivatives risk described below may be more significant for the Fund.

Other Investments.  The Fund may also invest in repurchase agreements, cash and cash equivalents, options, futures contracts (such as stock index futures contracts), options on futures contracts, or other derivatives or financial instruments. Although the Fund does not currently expect to invest significantly in these types of investments, it may do so for, among other reasons, cash management, portfolio management, or for hedging or risk management its positions.

Investment Process

The sub-adviser’s investment process involves:

•
Developing Strategic Targets—analyzing global macroeconomic and capital market fundamentals over a 6-12 month time horizon and formulating strategic targets for allocations to U.S. and non-U.S. equity markets and sectors, as well as to investments that are typically non-correlated to these equity markets;

•	Identifying the Appropriate ETFs—identifying what the sub-adviser believes to be the most appropriate ETFs to implement strategic asset allocation and sector views;

•	Implementing the Option Strategy—determining the exercise prices and duration of the options on the ETF shares, depending on the sub-adviser’s short-term views on the underlying index.

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Market Risk—The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to declines in the overall equity or other markets and therefore the value of Fund shares will fluctuate.  In general, the value of the Fund will move in the same direction as the overall equity markets, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Style Risk— The net asset value (NAV) of the Fund’s shares changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the sub-adviser’s allocation strategy to accurately measure and forecast market movements and appropriately react to current and developing market trends. There is no guarantee that the sub-adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the sub-adviser fails to accurately evaluate market movements or appropriately react to current and developing market conditions, the Fund’s NAV may be adversely affected.

Sector Risk—Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, its NAV may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s NAV may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors. The sectors in which the Managed Fund may invest will vary over time.

Foreign Securities Risk— The Fund may, at any given time, invest a significant portion of its assets in ETFs with portfolios comprised of securities of companies outside the United States. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  In addition, although the shares of such ETFs will typically be denominated in U.S. dollars, the portfolio securities of such ETFs may be denominated in currencies other than the U.S. dollar, and changes in foreign currency exchange rates may affect the value of portfolio securities held by such ETFs and the unrealized appreciation or depreciation of investments.  Such changes in value will affect the U.S. dollar market price of the ETF shares held by the Fund.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

[Emerging Countries Risk—The securities markets of most Central and South American, African, Middle Eastern, Asian, Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.]

Small Capitalization Companies Risk—The Fund may, at any given time, invest a significant portion of its assets in ETFs with portfolios comprised of securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization). Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.

Option Strategy Risk— Writing (selling) call options limits the opportunity to profit from an increase in the market value of the underlying securities in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly underperform broad equity market indexes. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its NAV.

Risks Related to “Fund of Funds” Structure—Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the sub-adviser considers optimal, or cause the sub-adviser to select an investment other than that which the sub-advisor considers optimal.  Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF Net Asset Value and Market Price—The market value of an ETF’s shares (which are traded on a stock exchange) may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities owned by the ETF. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than net asset value for an ETF’s shares when making a purchase) or discount (creating the risks that the Fund receives less than net asset value when selling an ETF’s shares and that the Fund’s NAV does not reflect the full value of the underlying basket of securities owned by the ETF).  Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Tracking Risk—The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities in the ETF’s portfolio will be reduced by transaction costs incurred in adjusting the ETF’s portfolio. In addition, ETFs may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance.

Risks Relating to Portfolio Turnover—As a result of its trading strategies, in particular the option strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Derivatives Risk—In addition to the Fund’s option strategy, the Fund may use futures contracts and other derivative instruments for, among other reasons, cash management, portfolio management, or for hedging or risk management its positions.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund.  Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.  Various legislative and regulatory initiatives, including the recent adoption of rules by the  U.S. Commodity Futures Trading Commission (“CFTC”), may impact the availability, liquidity and cost of derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective.

Risks Associated with Active Management—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Small Fund Risk—The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time, causing the Fund’s performance to vary from that of the Fund’s model portfolio.  This impact may be positive or negative, depending on the direction of market movement during the period affected.  The Fund does not generally limit large inflows and outflows, but it has policies in place which seek to reduce the impact of these flows where the investment adviser or sub-adviser has prior knowledge of them.

Non-Diversification Risk—Although the underlying portfolio securities of ETFs purchased by the Fund may be broad and diversified, since the Fund may hold shares of a relatively small number of ETFs the Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Fund Performance
Fund performance is not included in this Prospectus because the Fund has not been in existence for a full calendar year.

Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
Main Management LLC

Portfolio Managers

Kim D. Arthur	Since Fund inception
James W. Concidine	Since Fund inception
J. Richard Fredericks	Since Fund inception

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms.  The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts.  The maximum purchase in Class C shares is $500,000 for any single purchase.  The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.  The minimum investment for Class I shares is $1 million for institutional investors.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.  Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2	Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment and risk management strategies.  However, this Prospectus does not describe all of the Fund’s investment practices.  For additional information these matters, please see the Statement of Additional Information, which is available by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at 901 Warrenville Road, Suite 15, Lisle, IL 60532 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Additional Information About the Investment Policies and Strategies and Risks

The Fund’s investment objective is to seek total return, from current income and gains and from long-term capital appreciation.  The Fund’s investment objective may not be changed without shareholder approval.  The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Fund without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Principal Investment Policy:

80% Policy: The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net asset, plus the amount of any borrowings for investment purposes, in equity securities.  Shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.

Investment Strategies:

The Fund is designed to provide investors with a means of sustaining a commitment to the equity market over time, while seeking to generate additional cash flow by writing (selling) covered call options on portfolio securities.  The Fund seeks to achieve risk-adjusted returns superior to its benchmark by investing in multiple asset classes and to generate premium income by selling covered calls on the underlying investments in the portfolio.  The Fund’s option strategy may also have the benefit of dampening the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Equity Strategy

Based upon published research, the Fund’s sub-adviser believes that a substantial portion of the variability in equity portfolio returns over time is attributable to asset allocation, with a smaller portion of such returns being attributable to individual security selection.  The sub-adviser focuses its research primarily on the sector, sub-sector, capitalization and style composition in the Fund’s portfolio, and utilizes exchange-traded funds (ETFs) to implement its strategic views on asset classes in a cost-efficient manner.  The sub-adviser believes that portfolio diversification is important in all market environments, and accordingly seeks to take a disciplined approach to diversification and to avoid significant allocations to particular asset classes or markets.

Developing Strategic Targets.  The Fund’s sub-adviser determines the Fund’s target allocations to asset classes by:

•	Analyzing global macroeconomic and capital market fundamentals over 6-12 month time horizon, including:

o	Interest rates

o	Currency rates

o	Inflation trends and

o	Economic growth forecasts.

•	Consulting with the sub-adviser’s independent advisory board for fresh perspectives and unique insights on macroeconomic events; and

•	Formulating strategic targets for allocations to

o	U.S. equity markets and sectors of the U.S. markets

o	Non-US equity markets, including developed and emerging markets and

o	Non-correlated investments

Identifying the Appropriate ETFs.  After developing the strategic targets, the Fund’s sub-adviser seeks to identify the most appropriate ETFs to implement strategic asset allocation and express sector views by evaluating such factors as the respective ETF’s:

o	Underlying index and portfolio holdings

o	Weighting methodologies

o	Sector exposures

o	Liquidity profiles and

o	Tracking error

Call Option Strategy

The Fund seeks to earn income and gains both from dividends paid on the ETF securities owned by the Fund and cash premiums received from selling call options. Although the Fund will receive premiums from the call options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying ETF securities or indexes above the exercise price specified in an option contract through the expiration date of the option. The Fund will not purchase call options as an investment.  It will follow a strategy known as “covered call option writing,” which is a strategy designed to produce income and offset a portion of a market decline in the underlying ETF shares in the Fund’s portfolio.    The Fund will only “sell” or “write” options on equity securities held in the Fund’s portfolio or, to a lesser extent, on equity securities indices the performance of which ETFs are designed to track.  The Fund may not sell “naked” call options, i.e., options representing more shares of the ETFs than are held in the portfolio.

Options on ETF Equity Securities.  The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options on an amount from 25% to 100% of the value of the ETF shares in the Fund’s portfolio.  The Fund seeks to earn income and gains both from dividends paid on the ETF securities owned by the Fund and cash premiums received from selling options.   A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

As share prices of equity securities held in the Fund’s portfolio approach the call option’s strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option.

Options on Securities Indices. The Fund may also sell call options on securities indices the performance of which ETFs are designed to track.  As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Limitations on Call Option Writing.  The Fund will “cover” its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”).  In the case of a call option on an individual security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has earmarked or segregated cash or liquid securities in an amount at least equal to such additional cash consideration) upon conversion or exchange of other securities held by the Fund.  In the case of a call option on an index, an option is “covered” if the Fund owns shares of an ETF with a portfolio of stocks substantially replicating the movement of the index.  A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

The Fund may also write “segregated” call options, meaning that it can write options on securities or indices not held in its portfolio or which are not covered as described above. When the Fund writes segregated call options on securities, including ETFs, the Fund will segregate or earmark cash or liquid assets that, when added to amounts deposited by the Fund with a broker as margin, equal the market value of the security underlying the call option (but are no less than the exercise price of the call option). When the Fund writes uncovered index call options, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund’s net payment obligation under the terms of such call option (i.e., the exercise settlement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC.

Strike Prices and Duration of Call Options.  After implementing the Fund’s equity strategy, the Fund’s sub-adviser implements the Fund’s call option strategy by determining the exercise prices and duration of the call options to be written by the Fund, depending on the sub-adviser’s short-term views on the ETF and its underlying index.  Conventional exchange-listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading. Longer-term call options, such as LEAPS®, can have expiration dates up to three years from the date of listing.  The sub-adviser’s call option strategy typically targets one-month options that are written with exercise prices below, at or above the current value of the underlying security or index, although options of any exercise price or maturity may be utilized.

Closing Transactions.  If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same type as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same type or in a private transaction.  Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options.  If the Fund, as the writer of a covered call option, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position. If the Fund writes an uncovered call option and is unable to effect a closing purchase transaction in a secondary market, the Fund will be subject to unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net option premiums. The cost of a closing transaction may reduce the net option premiums realized from the sale of the option.  Therefore, the Fund will realize a profit from a closing transaction if the price of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may purchase call options it has previously written, which could result in a net gain or loss depending on whether the amount realized on the purchase is more or less than the premium received on the call option when written, net of transaction costs. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  Net gains from the Fund's option strategy  will be short-term capital gains which, for federal income tax purposed, will constitute net investment company income.  See “Taxes.”

Risks of Call Option Strategy.  There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on ETFs comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities for such options are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the sub-adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Major exchanges on which options and futures are traded have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Although the Fund will generally write options each month, the sub-adviser may vary the times when it writes the options when the sub-adviser believes it is in the best interest of the Fund to do so (including by not writing options in a particular month or months). Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.  “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Investment Practices:

Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Other Strategies and Risks:

In addition to the main strategies discussed above, the Fund man use certain other investment strategies.  The Fund may also engage in the following investments/strategies:

• Illiquid/Restricted Securities — The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain

Section 4(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

• Repurchase Agreements, Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

• Securities Lending — The Fund may lend securities with a value up to 33 1/3 % of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

• Short-term Securities — The Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Fund invests in such securities or cash when Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets.  During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.  [Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.]

• Temporary Defensive Purposes — Although the Fund will make temporary defensive investments only to the extent that Fund management believes they present less risk than the Fund’s usual investments, temporary defensive investments may limit the Fund’s ability to achieve long-term growth of capital.

Additional Information About Fees and Expenses

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund’s Summary Prospectus.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads and redemption fees, if applicable.

•
“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting and other shareholder services.  You do not pay these fees directly but, as the example in the Fund’s Summary Prospectus shows, these costs are borne indirectly by all shareholders.

•
The “Management Fees” are the investment advisory fee rate paid by the Fund to Destra.  Refer to “Fund Management” in this Prospectus for additional information with further description in the Statement of Additional Information.

•
“Distribution and Service (12b-1) Fees” include a shareholder servicing fee and/or distribution fee of up to 0.25% for Class A, Class P and Class C shares and a distribution fee of up to 0.75% for Class C shares.  Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge and then redeemed within 18 months of purchase.  The contingent deferred sales charge is not reflected in the example in the Fund’s Summary Prospectus.

•
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 18 months of purchase.  The contingent deferred sales charge may be waived for certain investors, as described in “Redemptions.”

•
“Other Expenses” may include administrative fees charged by intermediaries who have entered into agreements with the Fund or its service providers for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.  “Other Expenses” may   include short sale dividend expenses. These expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker.  Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest.  While short sale dividend expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions.

•
As described in the “Management Expenses” section of this Prospectus, Destra has contractually agreed to waive its management fee and/or assume other expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to certain limits until at least _________, 2014.

•
All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements.  Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Fund Management

The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra, located at 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a wholly-owned subsidiary of Destra Capital Management LLC.  Destra was organized in 2008 to provide investment management, advisory, administrative and asset management consulting services.

The Fund pays to Destra a fee, payable monthly in an annual amount equal to 0.__% of the Fund’s daily “managed assets,” which means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings, reverse repurchase agreemens or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. Destra furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for the Fund’s administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.  As of the date of this Prospectus, the Fund has not commenced operations or paid management fees to Destra.

A discussion of the Board’s consideration and approval of the Management Agreement and the Investment Sub-Advisory Agreement will be available in the Fund’s annual report dated _________, 2012.

Destra is also responsible for developing the Fund’s investment program and recommending sub-advisers to the Fund’s Board.  In addition, Destra oversees the sub-adviser and reviews the sub-adviser’s performance.

Destra has retained Main Management LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser,  responsible for the day-to-day management of the Fund’s portfolio of securities.  Kim D. Arthur, James W. Concidine and J. Richard Fredericks serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the Statement of Additional Information.

Section 3	Shareholder Information

Valuation of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”) per share.  NAV is calculated for each class of the Fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class.  The result, rounded to the nearest cent, is the NAV per share.  NAV is determined as of the close of trading

(normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, the NAV may be calculated earlier if trading on the NYSE  is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Fund’s Board or its delegate.

All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class A shares, the public offering price includes any applicable initial sales charge. For Class A shares and Class C shares, the price you pay to sell shares is also the NAV, however, a contingent deferred sales charge may be taken out of the proceeds. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

The Fund’s Trustees have adopted procedures for valuing investments and have delegated to the Fund’s Sub-Adviser, under supervision by Destra, the daily valuation of such investments. [Subject to the Fund’s valuation procedures for covered call options described below,] the Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day.  The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

[During any period in which the Fund has written a covered call option on equity securities in the Fund’s portfolio, the Fund will value such equity securities at the lower of (i) their market price (as determined above) and (ii) the exercise price of the call option written by the Fund on such equity securities.]

An exchange-traded option is valued on the valuation day at the mean of the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options, or by the relevant Exchange or Board of Trade for non-U.S. listed options. Flexible exchange options traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC. When the Fund writes a call option, it records the premium as an asset and an equivalent liability and thereafter adjusts the liability to the market value of the option with respect to a closing transaction, determined in accordance with the preceding sentences. OTC options are valued at prices provided by a pricing vendor or if not priced by a pricing vendor at a price obtained from a broker (typically the counterparty to the options) on the valuation day.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services.  Other securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value.  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor.  Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

Share Classes

The Fund offers four classes of shares, each representing an interest in the same portfolio but with differing sales charges, fees, eligibility requirements and other features.  It is important to consult with your financial intermediary representative for additional information on which classes of shares, if any, are an appropriate investment choice.  Certain financial intermediaries may not offer all funds or all classes of shares.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange, or redeem shares.  The Fund is only available to U.S. citizens or residents.

If your financial intermediary offers more than one class of shares, you should carefully consider which class (or classes) of shares is appropriate for your investments objectives and needs.  Certain classes have higher expenses than others, which may lower the return on your investment.  For further details, please see the Statement of Additional Information.

Class A Shares

Class A shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class A shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms.  Shares are traditionally offered without an initial sales charge to fee-based broker-dealers or financial advisors, primarily on their wrap account platforms where such broker-dealers or financial advisors impose additional fees for services connected to the wrap account.  Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution or other shareholder services to their clients.  In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class A shares sales charges are as follows:
Initial sales charge on purchases	Up to [●]%* • Reduction for purchases of $50,000 or more • Waived for purchases of $1 million or more
Deferred sales charge (“CDSC”)	None except on certain redemptions of shares purchased without an initial sales charge*
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	Up to 0.25% annual shareholder servicing fee

*	May be waived under certain circumstances.

Class C Shares

Class C shares are not currently available for purchase.  Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms.  Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients.  Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

The Class C shares sales charges are as follows:
Initial sales charge on purchases	None
Deferred sales charge (“CDSC”)	1.00% on shares redeemed within 12 months of purchase*
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee); higher annual operating expenses than Class A shares because of higher 12b-1 fee

*	May be waived under certain circumstances.

Class P Shares

Class P shares are not currently available for purchase.  Class P shares will be available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms and certain retirement platforms.  For financial intermediaries who operate supermarket platforms, Class P shares may be available through such platforms pursuant to an agreement between the intermediary and Destra.Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution and/or other shareholder services to their clients.  Class P shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Class I Shares

Class I shares are available only to investors listed below.  The following investors may purchase Class I shares if approved by Destra:

•	qualified retirement plans that are clients of third-party administrators that have entered into agreements with Destra and offer institutional share class pricing (no sales charge or 12b-1 fee);

•
bank trust departments and trust companies that have entered into agreements with Destra and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

•	other Destra investment products;

•
investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Destra;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments, and foundations that have entered into an arrangement with Destra; and

•
fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Destra funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Destra.

Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Destra funds.  Class I shares allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

Distribution, Servicing and Administrative Fees

Distribution and Shareholder Servicing Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund has adopted shareholder servicing plans for Class A shares, Class C shares and Class P shares (the “Class A Plan,” “Class C Plan” and “Class P Plan,” respectively, or collectively the “Plans”).  Under the Plans, the Fund may pay Destra Capital Investments LLC (“Destra Capital Investments”), the Fund’s distributor, a fee for the sale and distribution and/or shareholder servicing of Class A shares, Class C shares and Class P shares based on average daily net assets of each, up to the following annual rates:

Class	Maximum annual 12b-1 Fee for the Fund
Class A shares	0.25%
Class C shares	1.00% *
Class P shares	0.25%

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Fund is authorized to make payments to Destra Capital Investments for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees.  Typically, under the adopted Class C Plan, Destra Capital Investments is entitled to retain all fees paid for the first 12 months on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of commissions on sales of Class C shares.  Accordingly, financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares.  Notwithstanding Destra

Capital Investment’s right to retain these fees, it may, pursuant to a written agreement between Destra Capital Investments and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.  Destra Investments is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.  Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

For Class A shares, Class C shares, Class P shares and Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, subaccounting, order processing for omnibus or networked accounts or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis.  Because the form and amount charged varies by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries.  In the event an intermediary receiving payments from Destra Capital Investments on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares of the Fund may increase.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay an annual administrative fee for Class P shares for certain administrative services, including but not limited to, retirement platform fees or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Capital Investments, who then reimburses eligible intermediaries.

Purchases

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Purchases of Class P shares may be made only through financial intermediaries.  Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors.  Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.  Your financial intermediary may charge you a separate or additional fee for processing purchases of shares.  The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf.  As discussed under “Payments to Financial Intermediaries,” Destra and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund.  When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program.  In addition to your full name, and date of birth, you will be required to provide your social security number and permanent street address to assist in verifying your identity.  Some financial intermediaries may also require that you provide other documents that help to establish your identity.  Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify a shareholder’s identity.  Please contact your financial intermediary if you need assistance when completing your application or would like to receive additional information regarding the USA PATRIOT Act or the intermediary’s Anti-Money Laundering Program.

Minimum and Maximum Investment Requirements

There is a $2,500 minimum investment requirement per Fund account for the purchase of Class A shares, Class C shares and Class P shares; however, certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information.  Accounts which are a part of certain wrap programs may not be subject to these minimums.  Investors should refer to their intermediary for additional information.

There is a $1 million minimum investment requirement for institutional investors purchasing Class I shares.  Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund.  Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.  Directors, officers and employees of Destra and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I shares through certain financial intermediaries’ institutional platforms.  For more information about this program and eligibility requirements, please contact a Destra representative at (877) 287-9646. There may be exceptions to these minimums for certain tax-deferred, tax-qualified and retirement plans and accounts held through wrap programs.  For additional information, contact your intermediary, plan sponsor, administrator or a Destra representative.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

There is a $500,000 maximum on any single purchase of Class C shares.  For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Periodic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify.  Contact your financial intermediary or a Destra representative, if applicable, for details.  Not all financial intermediaries offer this plan.

Initial Sales Charge

Class A Shares

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below.  The proceeds of any applicable sales charge are allocated between Destra Capital Investments and your financial intermediary.  The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested.  The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Under $50,000%		%	%
$50,000 but under $100,000%		%	%
$100,000 but under $250,000%		%	%
$250,000 but under $500,000%		%	%
$500,000 but under $1,000,000%		%	%
$1,000,000 and above	None(2)	None	None(3)
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase.
(3)	Destra Capital Investments may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances.  For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in the Fund or certain other Destra funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above.  The circumstances under which you may combine such ownership of shares and purchases are described below.  If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Destra Capital Investments to sell Class A shares; (ii) directors, officers and employees of Destra Capital Management LLC and its affiliates; and (iii) Trustees and officers of the Fund.  Additionally, certain financial intermediaries have entered into an agreement with Destra Capital Investments that allows the waiver of the initial sales charge on purchases of Class A shares.  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint.  These other accounts may include the accounts described under “Aggregating Accounts.”  It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation.  The Letter of Intent described below requires historical cost information in certain circumstances.  You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, their agents, or your financial intermediary may not retain this information.

Right of Accumulation.  You may purchase Class A shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount.  Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Destra funds then held by you, or held in accounts identified under “Aggregating Accounts.”  In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent.  You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Destra funds)  over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter.  In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal.  A portion of shares purchased may be held in escrow to pay for any applicable sales charge.  If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.  Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts.  In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans.  To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at destracapital.com, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Destra Capital Investments may pay to your financial intermediary a commission rate of 1.00% of the net asset value of the Class C shares purchased.  Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Exchanges

Contact your financial intermediary (the Fund’s transfer agent at (877) 287-9646 for Class I shares) or consult your plan documents for information on exchanging into other funds in the Destra family of funds.  As with any investment, be sure to read the prospectus of the fund into which you are exchanging.  An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).  Exchanges are subject to the following conditions:

•	You may generally exchange shares of the Fund for shares of the same class of any other fund in the Destra family of funds offered through your financial intermediary or qualified plan.
•	You must meet the minimum investment amount for the Fund.
•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
•
For Class P shares and Class I shares, an exchange of shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee.  For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to “Redemption Fee.”

•
The exchange privilege is not intended as a vehicle for short-term or frequent trading.  The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 30-day period and may bar future purchases in the Fund or other Destra funds.  The Fund will work with intermediaries to apply the Fund’s exchange limit.  However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts.  For more information about the Fund’s policy on frequent trading, refer to “Frequent Trading.”

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Waiver of Sales Charges

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of another fund of the Destra family of funds.  Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another fund of the Destra family of funds will not be subject to any applicable CDSC at the time of the exchange.  Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase.  For more information about the CDSC, please refer to “Redemptions.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Redemptions

Generally, redemptions may only be effected only through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above.  It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares.  Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Fund are redeemable on any business day on which the Fund’s NAV is calculated.  Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents.  Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares or any applicable redemption fee for Class P shares and Class I shares, will normally be sent seven calendar days following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven (7) calendar days.  Additionally, the right to require the Fund to redeem their shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account.  The Fund reserves the right to make such a request annually, however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries.  You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed.  You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum.  Please note that you may incur a tax liability as a result of a redemption upon closure of your account.

Redemptions In-Kind

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Periodic Withdrawal Plan

You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify.  Any resulting CDSC for Class A shares or Class C shares may be waived through financial intermediaries that have entered into an applicable agreement with Destra Capital Investments.  The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary, or a Destra representative for Class I shares, for details.  Not all financial intermediaries offer this plan.

Class A Shares and Class C Shares CDSC

A 1.00% CDSC may be deducted with respect to Class A shares purchased without an initial sales charge if redeemed within 18 months of purchase, unless any of the listed CDSC waivers apply.  A 1.00% CDSC will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless a CDSC waiver applies.  The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A shares or Class C shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A shares and Class C shares.  Among others, these include:

•	Upon the death or disability of an account owner;
•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Destra Capital Investments to waive CDSCs for such accounts;
•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A shares or Class C shares acquired through reinvestment of Fund dividends or distributions;
•
The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A shares or Class C shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A shares or Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge).  You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

Class P Shares and Class I Shares Redemption Fee

Redemptions (and exchanges) of Class P shares and Class I shares from the Fund held for 90 days or less may be subject to the Fund’s redemption fee equaling 2.00% of the net asset value of redemption proceeds.  This fee is paid directly to the Fund rather than to Destra and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund.

Certain intermediaries have agreed to charge the Fund’s redemption fee on their customers’ accounts.  In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s.  However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions through an automated systematic withdrawal or exchange plan; (vi) 0 redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vii) involuntary redemptions imposed by Destra; and (viii) reinvested distributions (dividends and capital gains).  For same-fund share class exchanges, no redemption fee will be applied based on the exchange transaction.  However, to the extent an intermediary is applying a redemption fee, the redemption fee will be imposed on a subsequent underlying shareholder-initiated sale of shares after the exchange.  When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers’ accounts, different or additional exemptions may be applied by the financial intermediary.  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries.  Contact your financial intermediary, a Destra representative at (877) 287-9646 for Class I shares, or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Section 4	General Information

Distributions

In order to avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule

Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.  The date you receive your distribution may vary depending on how your intermediary processes trades.  Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held.  Dividends and net capital gains that have not yet been distributed are included in the Fund’s daily NAV.  The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations.  For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share.  If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations.  You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Taxes

As with any investment, you should consider the tax consequences of investing in the Fund.  Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund.  You should consult your tax adviser if you have any questions.  Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

Distributions. Distributions paid to you by the Fund from its net capital gains, which is the excess of net long-term capital gain over net short-term capital loss, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Taxes and Tax Reporting

The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Payments to Financial Intermediaries

From its own assets, Destra or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Destra funds for distribution, marketing, promotional, or related services.  Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors.  The amount of these payments is determined from time to time by Destra, may be substantial and may differ for different financial intermediaries.  Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.

Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.”  Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges.  The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Destra funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge.  Destra and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Destra’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship.  These factors may change from time to time.  Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

In addition, for all shares, Destra Capital Investments or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution-related services.  Destra Capital Investments may also pay fees, from their own assets, for recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation or other means) in connection with investments in the Destra funds.  These fees are in addition to any fees that may be paid by the Destra funds for these types of services or other services.

Destra or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund.  Such payments may be in addition to, or in lieu of, sales-based, asset-based and transaction-based payments.  These payments are intended to promote the sales of Destra funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Destra funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Destra funds available to their customers.

The receipt of (or prospect of receiving) sales-, asset- and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Destra funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Destra funds’ shares over sales of another of Destra funds’ share class.  The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Destra funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Destra funds in various ways within such financial intermediary’s organization.

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Destra fund receives to invest on behalf of the investor.  You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.  Please contact your financial intermediary or plan sponsor for details on such arrangements.

Availability of Portfolio Holdings Information

The Disclosure of Portfolio Holdings Policies and Procedures adopted by Destra and all mutual funds managed within the Destra fund complex are designed to be in the best interests of the Fund and to protect the confidentiality of the Fund’s portfolio holdings.

The following describes policies and procedures with respect to the disclosure of portfolio holdings.

•
Full Holdings.  The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to Fund shareholders.  These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Destra representative at (877) 287-9646 (toll free).  Portfolio holdings (excluding cash investments, derivatives, short positions and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.  Holdings are generally posted approximately two business days thereafter at destracapital.com.

•
Top Holdings.  The Fund’s top portfolio holdings or entire portfolio, in order of position size and as a percentage of the Fund’s entire portfolio, are available monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

•
Other Information.  The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization and asset allocation), top performance contributors/detractors and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 30-day lag.

Full portfolio holdings will remain available on the Destra website at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current.  The Fund discloses its short positions, if applicable, only to the extent required in regulatory reports.  Destra may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Destra funds.  Under extraordinary circumstances, exceptions to the Disclosure of Portfolio Holdings Policies and Procedures may be made by Destra’s Chief Investment Officer(s) or their delegates.  Such exceptions may be made without prior notice to shareholders.  A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s Statement of Additional Information.

Frequent Trading

Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short-term and frequent trading of Fund shares (“frequent trading”).  The Fund is intended exclusively for long-term investment and will take reasonable steps to attempt to detect and deter short-term and frequent trading.  Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.  In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control within any of the Destra funds may be considered.  As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.  In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.

Among other safeguards, the Fund attempts to deter frequent trading through the following methods:
•	exchange limitations as described under “Exchanges;”
•	trade monitoring;
•	fair valuation of securities as described under “Pricing of Fund Shares;” and
•	redemption fees as described under “Redemption Fee” (where applicable on certain classes of the Fund).

Generally, a purchase and redemption of shares from the Fund within 30 days (a “round trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund constantly monitors for patterns of shareholder frequent trading.  Any investor who makes more than one round trip in the Fund over a 90-day period may be subject to suspension or termination of such investor’s exchange privileges.  The Fund may also bar future purchases into the Fund and other Destra funds by such investor.  The Fund’s frequent trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Destra funds by a Destra “fund of funds,” which is a fund that primarily invests in other Destra mutual funds.

The Fund’s Board may approve from time to time a redemption fee to be imposed by any Destra fund, subject to 60 days’ notice to shareholders of the Fund.

Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts.  Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.  The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.  Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board.  For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the statement of additional information.

Frequent Trading Risks

Frequent trading may present risks to the Fund’s long-term shareholders and investment objectives.  Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for frequent trading.  Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”).  Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”).  Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques.  To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances.  For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries.  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary.  Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading.  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.

Shareholder Communications

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or the Fund’s transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment.  These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations.  Please contact your financial intermediary or plan sponsor (or Destra, if you hold shares directly with the Fund) to obtain these reports.  The Fund’s fiscal year ends on September 30.

Fund Service Providers

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286.  The custodian also provides certain accounting services to the Fund.  The Fund’s transfer, shareholder services and dividend paying agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Destra and Destra Capital Investments.  The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the policies and operation of the Fund included in this Prospectus.  Additional information about the Fund’s investments will be is available in the annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The Fund’s most recent Statement of Additional Information and certain other information are available free of charge by calling Destra at 877.287.9646, on the Fund’s website at destracapital.com/literature or through your financial advisor.  Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”).  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at  202.551.8090 for room hours and operation.  You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.  The SEC may charge a copying fee for this information

The Fund is a series of Destra Investment Trust II, whose Investment Company Act file number is 811-22523.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and its not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated July 18, 2012
Subject to Completion

STATEMENT OF ADDITIONAL INFORMATION

______________, 2012

Destra Premium Equity Allocation Fund
Ticker: Class A-_______, Class C-_______, Class P-_______, Class I-_______

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI expands upon, and should be read in conjunction with, the Prospectus dated ____________, 2012, for the Destra Premium Equity Allocation Fund (the “Fund”), a series of the Destra Investment Trust II.  Copies of the Prospectus may be obtained without charge from the Fund’s website at destracapital.com/literature or by calling (877) 287-9646.

TABLE OF CONTENTS
Page

Fund History	1

Investment Restrictions	1

Investment Strategies and Risks	3

Management	14

Control Persons and Principal Shareholders	22

Investment Adviser and Sub-Adviser	22

Portfolio Transactions	25

Net Asset Value	27

Purchases	28

Distribution and Shareholder Servicing Plans	31

Redemptions	33

Tax Matters	34

Frequent Trading	39

Disclosure of Portfolio Holdings	42

Other Service Providers	43

General Trust Information	43

Appendix A - Proxy Voting Procedure	45

FUND HISTORY

The Fund is a separate investment portfolio of the Destra Investment Trust [II] (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on January 27, 2011.  The Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.  The Fund has retained Destra Capital Advisors LLC (“Destra”) to serve as its investment adviser.  Destra has retained Main Management LLC (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser,  responsible for the day-to-day management of the Fund’s portfolio of securities.

INVESTMENT RESTRICTIONS

The investment objective [and certain fundamental investment policies] of the Fund are described in the Prospectus for the Fund.  The [fundamental investment policies, together with the] investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.  Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.  The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

1. Purchase or sell real estate, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff,

(iii) to the extent that securities or interests in which the Fund may invest are considered to be loans, or (iv) by engaging in repurchase agreements.

5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest 25% or more of its total assets (taken at market value) in any particular industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and provided that because the Fund invests, under normal circumstances, substantially all of its total assets in a portfolio of exchange-traded funds (ETFs) designed to track the investment performance of an index, to the extent that stocks included in an ETF index are in the same industry and comprise 25% or more of the Fund’s total assets, the Fund will invest more than 25% of its assets in the securities of issuers in that industry.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

For the purpose of investment restriction (7), the Fund will consider all relevant factors in determining who is the issuer of the security, including:  the credit quality of the issuer, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the security, the interest rate environment, and general economic conditions applicable to the issuer and such interpositioned person. Further, the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies will be treated as separate industries for the purpose of this restriction.

The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. No Fund may:

1. Invest more than 15% of its total assets in illiquid securities (taken at market value), including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that the Fund may (a) obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, (b) make margin deposits in connection with transaction in options on securities, futures and options on futures, and (c) make short sales of securities “against the box.”

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities.  As a result, the Fund must provide shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.  For purpose of the Name Policy, the Fund considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country or geographic region through direct investment or indirect investments.

INVESTMENT STRATEGIES AND RISKS

In addition to the discussion of investment strategies and risks that appears in the Prospectus, the Fund may (except where indicated otherwise) also implement the following strategies.

Equity Securities

The Fund seeks to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices. In current market conditions, the Fund’s sub-adviser initially expects to seek to obtain exposure to equity markets by investing primarily in exchange-traded funds (ETFs). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a broader market securities index (such as the S&P 500, Russell 2000 or NASDAQ-100) or of a narrower sector index (such as technology or healthcare) or of a sub-sector index (such as telecommunications and wireless or pharmaceuticals and biotechnology).  Shares of ETFs are listed for trading on a national securities exchange.  An ETF portfolio holds the same stocks as the index it tracks, so its market price reflects the value of the index at any given time. The Fund is a “fund of funds,” a term typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although ETFs typically have comparatively lower fees and expenses, ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders, including the Fund, pay their proportionate share of these expenses.  The Fund is best suited for long-term investors.

Equity Securities and Related Market Risks. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).  Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Non-U.S. Securities.  The Fund may invest in ETFs that hold securities issued by non-U.S. companies. Investments in non-U.S. securities involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in ETFs that hold non-U.S. securities by purchasing depositary receipts, denominated in U.S. dollars, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees,

and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

The Fund may invest in ETFs that hold securities of issuers located in emerging market countries and securities denominated in currencies of emerging market countries.  Investing in emerging market issuers may involve unique risks compared to investing in the securities of U.S. issuers. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Fund’s investments in such securities. These issuers These risks are more pronounced to the extent the Fund invests in ETFs that hold securities of issuers significantly in one country.

Currency Risk. By investing in ETFs that hold non-U.S. securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, the Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, the Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions.

Short Sales

Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities “against the box.”  In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Option Strategy and Other Derivative Instruments

Covered Call Option Strategy.  The Fund may sell covered call options in an attempt to generate increased income from a security in which the Fund holds a long position. A call option written by the Fund on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.  Covered call risk is the risk that the Fund, as a writer of a covered call option, does not generate increased income from the asset. There are several additional risks associated with transactions in covered call options on securities used in connection with the Fund’s option strategy. For example, there may be significant differences between the securities and covered call options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Stock Index Options.  The Fund may also sell call options on securities indices the performance of which ETFs are designed to track.  As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

A stock index fluctuates with changes in the market values of the stock included in the index. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio manager to correctly predict movements in the direction of the stock market.

In addition, the Fund’s ability to pursue its strategy utilizing stock index options depends on the degree to which price movements in the underlying index correlate with the price movements of the equity securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities will not move in the same amount as the prices of its options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes utilized by the Fund.

Options Generally.  There can be no assurance that the Fund’s options strategies will be successful. Principal factors affecting the market value of options include supply and demand, interest rates, the current market price and price volatility of the underlying security or index and the time remaining until the expiration date of the option.  Gains and losses on investments in options depend, in part, on the ability of the sub-adviser to predict correctly the effect of these factors.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally write only those options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Futures Contracts and Options on Futures Contracts.  Although the Fund does not currently expect to do so, the Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. Neither Destra nor the sub-adviser is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).   The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in a manner similar to that described below for covered options on securities.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Sub-Adviser's judgment in this respect will be correct.

Additional Risks Relating to Derivative Instruments

Regulatory Risks.  Neither the Adviser nor the sub-advisers is registered as a commodity pool operator. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). Accordingly, the Fund’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”).

On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may cause the fund to fall within the definition of “commodity pool” under the CEA  and require the Adviser and the sub-adviser to register with the CFTC as a “commodity pool operator”.  If the Fund does not claim an exclusion from CFTC registration, the Fund believes that the Adviser and the sub-adviser would likely become subject to registration and regulation as a commodity pool operator with respect to the Fund. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. If, in the alternative, the Fund elects to claim an exclusion from the definition of the term commodity pool operator pursuant to Section 4.5 of the CFTC’s Rules, then the Fund would be limited in its ability to use futures or options on futures or engage in swaps transactions. The impact of the rule changes on the operations of the Fund, the Adviser and the sub-adviser is not fully known at this time as it is dependent upon, among other things, the outcome of other pending CFTC rulemakings and a court challenge to certain of the rule changes adopted by the CFTC earlier this year. The Fund, the Adviser and ths sub-adviser are continuing to analyze the effect of these rule changes on the Fund.

Special Risk Considerations Relating to Futures and Options Thereon. Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the sub-adviser to predict correctly movements in the direction of interest rates. If the sub-adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Segregation and Cover Requirements. Transactions in futures contracts and options on securities, on securities indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

 Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, will change the way in which certain derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objective.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. Neither the Fund nor the Adviser can predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Federal Income Tax Treatment of Futures Contracts and Options.  The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Lending of Portfolio Securities

The Fund may loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.  Finally, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, Destra or the sub-advisers, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Temporary Defensive Position

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.  Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of seven Destra-sponsored open-end funds (the “Destra Funds”).

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Independent Trustees:
Diana S. Ferguson 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Trustee	Term—Indefinite* Length of Service—Since 2010	Chief Financial Officer (2010-2011), Chicago Board of Education; Senior Vice President and Chief Financial Officer (2008), Folgers Coffee Company; Executive Vice President and Chief Financial Officer (2007-2008), Merisant Worldwide; Senior Vice President and Chief Financial Officer (2001-2007), Sara Lee Foodservice	7	Tree House Foods; Urban Partnership Bank

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

William M. Fitzgerald, Sr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	Founder, Global Infrastructure Asset Management LLC; Managing Director (1988-2007), Nuveen Investments LLC; Chief Investment Officer (2000-2007), Nuveen Asset Management	7	Director, Syncora Holdings Ltd. and its affiliates, Syncora Guarantee Inc. and Syncora Capital Assurance Inc. – Financial Guarantee Company (2009 to 2011)

Louis A. Holland, Jr. 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1964	Trustee	Term—Indefinite* Length of Service—Since 2010	President and Chief Financial Officer (2008-present), CUMOTA LLC; Managing Director (2000-2008), Nuveen Investments	7
Trustee, Holland Capital Management-Asset Management Industry (2008-present); Trustee, Lumifi-Search Technology (2006-2009); Trustee, HP Schmaltz-Restaurants (2006-2010); Trustee, Jobs For Youth ((2006-present); Trustee, PADS (2010-present); Trustee, National Alzheimer’s Association Board (2011-present)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Interested Trustee:

Nicholas Dalmaso** 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1965	Trustee, Chief Executive Officer, Secretary	Term—Indefinite* Length of Service—Since 2010	Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, President, Chief Operating Officer, and General Counsel, Destra Capital Advisors LLC; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC; (2001-2008) General Counsel and Chief Administrative Officer, Claymore Securities, Inc.	7	None
_________
*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Trust:
Richard J. Simek 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 167_	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Director (2005-2011), Man Investments, Inc.; Senior Manager (1998-2004), Ernst & Young	7

Anne Kochevar 901 Warrenville Rd. Suite 15 Lisle, IL 60532 Birth year: 1963	Chief Compliance Officer	Term—Indefinite Length of Service—Since 2010	Senior Managing Director, Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director (2002-2010), Claymore Securities, Inc.	7

Board Leadership Structure and Risk Oversight

The Board of Trustees oversees the operations and management of the Destra Funds, including the duties performed for the Destra Funds by Destra, the investment adviser.  None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, Destra, Destra Capital Investments LLC, Destra Capital Management LLC,  or their affiliates.  In addition, the officers of the Trust hold the same positions with the other Destra Funds as they hold with the Trust.

The management of the Fund, including general supervision of the duties performed for the Fund under the advisory agreement between the Trust, on behalf of the Fund, and the Adviser, is the responsibility of the Board of Trustees.  The Trustees set broad policies for the Fund, choose the Trust’s officers, and hire the Fund’s investment adviser, sub-adviser and other service providers.  The officers of the Trust manage the day-to-day operations and are responsible to the Trust’s Board.  The Trust’s Board is composed of three Independent Trustees and one Interested Trustee.  The Interested Trustee, Nicholas Dalmaso serves as both the Chief Executive Officer for the Destra Funds and the Chairman of the Board of the Destra Funds.

Annually, the Board will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund’s business.  The Board has determined that its leadership structure is appropriate based on the characteristics of the funds it serves and the characteristics of the Destra Funds as a whole.

In order to streamline communication between Destra and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for:  (i) coordinating activities of the Independent Trustees; (ii) working with Destra, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly Destra; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.  The Lead Independent Trustee is selected by the Independent Trustees and serves until his successor is selected.  Louis A. Holland. Jr. currently serves as the Lead Independent Trustee.

The Board has established three standing committees (as described below) and has delegated certain of its responsibilities to those committees.  The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance.  The Independent Trustees are represented by independent legal counsel at all Board and committee meetings.  Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The three standing committees of the Destra Funds are:  the Nominating and Governance Committee, the Valuation Committee and the Audit Committee.  The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust’s Board of Trustees.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Nominating and Governance Committee.  If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders.  When a vacancy on the Board of Trustees of the Destra Funds occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund.  To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to Nicholas Dalmaso, Secretary, at the Fund’s address, 901 Warrenville Road, Suite 15, Lisle, IL 60532.  Such recommendation shall include the following information:  (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate.  If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees.  Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund.  Ms. Ferguson and Messrs. Fitzgerald and Holland are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval).  Ms. Ferguson and Messrs. Fitzgerald and Holland serve on the Audit Committee.

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund.  The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks.  Oversight of investment and compliance risk, including oversight of any sub-advisers, is performed primarily at the Board level in conjunction with Destra’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).  Oversight of other risks also occurs at the committee level.  Destra’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisers and their operations and processes.  The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs.  The Audit Committee reviews with Destra the Fund’s major financial risk exposures and the steps Destra has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines.  The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.  The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund.  The Valuation Committee monitors valuation risk and compliance with the Fund’s Valuation Procedures and oversees the pricing agents and actions by Destra’s Pricing Committee with respect to the valuation of portfolio securities.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or Destra or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees.  The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate.  Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from Destra, sub-advisers, underwriters or other service providers, including any affiliates of these entities.

For each current Trustee each of the experiences, qualifications and attributes described in “Management” and described below have led to the conclusion, as of the date of this SAI, that each Trustee should serve as a trustee.  References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Diana S. Ferguson.  Ms. Ferguson has experience as Chief Financial Officer of the Chicago Board of Education, Folgers Coffee Company, Merisant Worldwide and Sara Lee Foodservice; as Senior Vice President of Folgers Coffee Company and Sara Lee Foodservice and as Executive Vice President of Merisant Worldwide.  Her work experience and educational background has prepared her to be a Trustee.

William M. Fitzgerald, Sr.  Mr. Fitzgerald has experience as a founder of Global Infrastructure Asset Management LLC, a Managing Director of Nuveen Investments LLC and Chief Investment Officer of Nuveen Asset Management.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Louis A. Holland, Jr.  Mr. Holland has experience as President and Chief Financial Officer of CUMOTA LLC and Managing Director of Nuveen Investments.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

Nicholas Dalmaso.  Mr. Dalmaso was the initial Trustee of the Trust.  He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc.  His work experience in the mutual fund industry and educational background has prepared him to be a Trustee.

The following compensation table provides information for the current fiscal year, including estimates for future payments that would be made during the remainder of the fiscal year.  The Trust has no retirement or pension plans.  The officers and Trustee who is an “interested person” as designated above serve without any compensation from the Trust.  The Trust has no employees.  Its officers are compensated by Destra.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Destra Funds Paid to Trustees
Diana S. Ferguson, Trustee	$12,000	$0	$0	$12,000
William M. Fitzgerald, Sr., Trustee	$12,000	$0	$0	$12,000
Louis A. Holland, Jr., Trustee	$12,000	$0	$0	$12,000
Nicholas Dalmaso, Trustee	$0	$0	$0	$0
______________

The Independent Trustees shall be paid $2,500 as annual compensation for serving as an Independent Trustees of the Trust and $500 as annual compensation for serving on a committee of the Board of Trustees.  Such compensation is paid in four equal installments in conjunction with each quarterly Board meeting.  In addition, the Trustees are reimbursed by the Trust for expenses incurred as a result of their attendance at meetings of the Trustees or any committees of the Board.

The Trust does not have a retirement or pension plan.

Share Ownership

As of  March 31, 2012, the dollar range of equity securities beneficially owned by the trustees is provided in the following table:
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Diana S. Ferguson	$0	$0

William M. Fitzgerald, Sr.	$0	$0
Louis A. Holland, Jr.	$0	$0
Nicholas Dalmaso	$0	Over $100,000
__________
•	Because the Fund is newly created, no trustees owned shares of the Fund as of March 31, 2012.

As of March 31, 2012, none of the Independent Trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person is a shareholder that 1) beneficially owns, directly or through controlled companies, more than 25% of the voting securities of a company, 2) acknowledges or asserts the existence of control, or 3) has a final adjudication under section 2(a)(9) of the 1940 Act that control exists. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, the Fund did not have any outstanding shares.

As of March 31, 2012, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Destra Capital Advisors LLC (“Destra”) is the investment adviser of the Fund, with responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund.  Destra, 901 Warrenville Road, Suite 15, Lisle, IL 60532, is a Delaware limited liability company and is a wholly-owned subsidiary of Destra Capital Management LLC, a holding company.  It is an affiliate of Destra Capital Investments LLC, the principal underwriter of the Fund’s shares.  Destra Capital  Investments LLC is also located at 901 Warrenville Road, Suite 15, Lisle, IL 60532.

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to [__]% of the Fund’s daily net assets. Destra has agreed to contractually waive its management fee and/or assume the other expenses in order to limit the total annual fund operating expenses of the Fund to certain limits until at least [__________], 2014.

The Fund, Destra and other related entities have adopted codes of ethics which significantly restricts Destra Funds personnel with access to non-public portfolio information from certain personal investment transactions. These codes of ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions.  These codes of ethics are on public file with, and are available from, the SEC.

Sub-Adviser

Destra has selected Main Management LLC, as sub-adviser (the “Sub-Adviser”) to serve as the Fund’s investment sub-adviser,  responsible for the day-to-day management of the Fund’s portfolio of securities.  Pursuant to an investment sub-advisory agreement, Destra has agreed to pay an annualized advisory fee to the Sub-Adviser a portfolio management fee (the “Management Fee”) equal to [●]% of the advisory fee paid to Destra for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Destra in respect of the Fund).  To the extent that the Sub-Adviser or its affiliates have purchased Common Shares of the Fund for their own account, the amount of the Management Fee payable by Destra to the Sub-Adviser will be reduced, as agreed to by Destra and the Sub-Advisor.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand.

Kim D. Arthur, James W. Concidine and J. Richard Fredericks serve as the Portfolio Managers of the Fund and share responsibilities for the day-to-day management of the Fund’s investment portfolio.

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of March 31, 2012.  The portfolio managers do not receive performance based fees with respect to any account that the manage.
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Kim D. Arthur	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts
James W. Concidine	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
J. Richard Fredericks	Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Conflicts of Interest.  In addition to the Fund, the Portfolio Managers jointly manage accounts for [_____].

As a result, potential conflicts of interest may arise as follows:

•
Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•
Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•
Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Sub-Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Sub-Adviser.

 The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the sub-adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation.  Compensation is paid solely by  the Sub-Adviser. Each Portfolio Manager receives the same fixed salary. [Description of compensation to come]

Ownership of Securities. Because the Fund is newly launched, as of March 31, 2012, the Portfolio Managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

The Board of Trustees is responsible for oversight of the Fund’s proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Adviser.  The Sub-Adviser’s Proxy Voting Policies and Procedures are set forth in Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available upon request and without charge on the Fund’s website at http://www.destracapital.com, by calling (877) 287-9646 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund.  The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Sub-Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Destra under the Investment Management Agreement and the sub-advisory fees paid by Destra to the Sub-Adviser under the Sub-Advisory Agreement are not reduced as a result of receipt by either Destra or the Sub-Adviser of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Destra Capital Investments LLC is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services.  Financial futures contracts listed on commodity exchanges and exchange-

traded options are valued at closing settlement prices.  Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers.

Marketable securities listed in the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price.  The value of interest rate swaps will be based upon a dealer quotation.  Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost which approximates value.  Investments other than Floating Rate Loans for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund.  Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation).  The Fund may rely on an independent fair valuation service in making any such adjustment to the value of a foreign equity security.

To the extent there are any errors in the Fund’s NAV calculation, Destra may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES

Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms.  Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents or the Fund’s Prospectus will provide you with detailed information about investing in the Fund.

The expenses to be borne by specific classes of Shares may include (i) transfer agency fees attributable to a specific class of Shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iii) SEC and state securities registration fees incurred by a specific class of Shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (v) litigation or other legal expenses relating to a specific class of Shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of Shares, (vii) accounting expenses relating to a specific class of Shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

The Fund anticipates that the operating expenses for the Class P shares will be in excess of the operating expenses for the other share classes due to the services provided to the Class P shares that are not provided to the other share classes.  Accordingly, the Fund may pay up to 0.25% of net assets in an annual administrative fee for Class P shares for certain administrative services or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund.  These administrative fees are paid by the shares of the Fund to Destra Capital Investments, LLC, who then reimburses eligible intermediaries.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund does not issue share certificates. Shares will be registered in the name of the investor or the investor’s financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor’s behalf.

Class A Shares

The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor, as shown in the table, except where Destra Capital Investments LLC, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Destra Capital Investments LLC may pay, from its own resources, a commission to your financial intermediary on such investments.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 or more	None(2)	None	None(3)
1 Offering Price includes the initial sales charge.
2	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 18 months of purchase.
3	Destra Capital Investments LLC may pay financial intermediaries commissions on purchases of Class A shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Destra Funds that are offered with a sales charge to take advantage of lower sales charges.

Class C Shares

Class C shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

Destra Capital Investments LLC may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Class P Shares and Class I Shares

Class P shares and Class I shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.  In addition, Class P shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution and/or other shareholder services to their clients.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares

As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares

As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Fund for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

Destra Capital Investments LLC is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Destra Capital Investments LLC may, pursuant to a written agreement between Destra Capital Investments LLC and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

Class P Shares

As described in the Prospectus, Class P shares have adopted distribution and shareholder servicing plans (the “Class P Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class P Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class P shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class P shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class P shares to prospective and existing investors; providing educational materials regarding Class P shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class P shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class P Plan is not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Destra Capital Investments LLC, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Renewal, Amendment and Termination

The Class A Plan, Class C Plan and Class P Plan (individually, a “Plan” and collectively, the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the trustees, and of a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”).  With the exception of Destra Capital Investments LLC, and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no Trustee of the Fund has a direct or indirect financial interest in the operation of the Plans or any related agreement.  All material amendments to any Plan must be approved by a majority vote of the trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. In certain circumstances, Class I shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Fund, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Class P Shares and Class I Shares

A redemption fee of 2.00% will be deducted from a shareholder’s redemption proceeds with respect to Class P shares and Class I shares of the Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectus.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

TAX MATTERS

Federal Income Tax Matters  [TO BE REVIEWED]

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, these summaries may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Pending legislation would allow certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.  The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).  There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Common Shareholders, subject, in each case, to certain holding period requirements.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits for that year in order to qualify again as a regulated investment company.  If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above.  These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Common Shareholders.  The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.  Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its regulated investment company status.

Certain types of income received by the Fund from real estate investment trusts (“REITS”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Common Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Common Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. Common Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Fund Common Shareholders.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.  Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

The Fund’s investments in foreign securities or loans may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease Fund returns on such securities.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.  In addition, investments in foreign securities or loans or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

Due to the accounting treatment of a Fund’s foreign currency transactions, the Fund may include in its distributions amounts that represent a return of capital for federal income tax purposes.  The amount treated as a return of capital is not subject to tax, and will reduce a shareholder’s adjusted basis in his or her shares.  Under federal law, the Fund is required to notify shareholders of the components of any distribution that includes amounts from sources other than net income.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges. If you exchange shares of your Fund for shares of another Destra Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.  Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

FREQUENT TRADING

The Fund’s Frequent Trading Policy is as follows:

Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks to other shareholders in the Fund.  These risks may include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses.  Therefore, the Board needs to assess whether it is in the best interests of the Fund, overall, to limit individual shareholders’ rights to engage in frequent purchases and redemption of Fund shares.

The Fund was designed for long-term investors and is not designed for shareholders who engage in frequent purchases and redemption of Fund shares.  These Frequent Trading Policies and Procedures endeavor to detect and deter frequent trading that may be harmful to shareholders, and that is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”).

1.General.  The Fund discourages and has established policies and procedures designed to detect and deter frequent trading by investors that is believed to be engaged in for the purpose of market timing.

Shares of the Fund may be held through accounts held in the name of a financial intermediary.  These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund.  The Fund may not have access to information regarding trading activity by individual investors in such accounts and therefore may be unable to monitor individual investors for violations of the Fund’s policy.  The Fund or its agents will seek to have financial intermediaries either provide the necessary individual investor information to the Fund or monitor the trading activity of the individual investors to detect and deter market timing.

2.Restrictions on purchases and redemptions.  The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm performance.  The Fund may, at Destra’s sole discretion, exercise these rights for any reason, including any trading believed to fall within the definition of market timing.

The Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

3.Redemption Fees.  For Class P and I shares, to deter market timing, the Fund imposes a redemption fee on shares redeemed (or exchanged) within 90 days of purchase.  The redemption fee is assessed on the value of the shares sold or exchanged and is retained by the Fund.  Destra reserves the right to waive the redemption fee on behalf of the Fund in accordance with policies approved by the Board of Trustees and disclosed in the Prospectus SAI.  Any such waiver will be reviewed by the Fund’s Chief Compliance Officer (“CCO”) and reported to the Board at its next regularly scheduled meeting.

Destra may not have access to information regarding trading activity by individual investor activity in omnibus accounts and therefore may be unable to monitor individual investors for imposition of the redemption fee.  However, Destra will seek to have financial intermediaries monitor the trading activity of individual investors, assess the redemption fee and remit it to the Fund or have financial intermediaries provide the information on the trading activity of individual investors to the Fund.

4.Agreements.  The Fund, Destra or Destra Capital Investments LLC may not enter into any agreement, either explicit or implicit, with any Fund shareholder or other investor that would permit or facilitate market timing in the Fund.

The Fund directs Destra to establish specific procedures to detect and deter market timing in order to implement the foregoing policies.  Under those procedures, Destra shall establish procedures for (i) identifying and reviewing potentially harmful trading activity in direct and omnibus accounts, (ii) identifying transactions subject to sales charges or redemption fees and exception to those policies, and (iii) reporting potential issues and exceptions to the Fund’s CCO.  If Destra determines that frequent trading in any account is due to market timing, Destra, on behalf of the Fund, may reject the purchase or impose restrictions on future purchases or exchanges from that investor until such investor no longer engages in market timing.  Destra must document and maintain all records in connection with its procedures for six years.  Destra will advise the Board of any material changes to its procedures and will periodically report its activities pursuant to these Frequent Trading Policies and Procedures to the Trust’s CCO.  The Trust’s CCO will periodically report to the Board on the effectiveness of these Policies and Procedures.

Underwriter

Destra Capital Investments LLC, 901 Warrenville Road, Suite 15, Lisle, IL 60532, a wholly-owned subsidiary of Destra Capital Management LLC, serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Destra Capital Investments LLC to be its agent for the distribution of the Fund’s shares on a continuous offering basis. The cash-compensation rate at which Destra Capital Investments LLC’s registered representatives are paid for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of the Fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Destra Capital Investments LLC sells Shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust for the Fund.  Pursuant to the Distribution Agreement, Destra Capital Investments LLC, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s Shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.  Destra Capital Investments LLC  receives for its services the excess, if any, of the sales price of the Fund’s Shares less the net asset value of those Shares, and remits a majority or all of such amounts to the Dealers who sold the Shares; Destra Capital Investments LLC  may act as such a Dealer.  Destra Capital Investments LLC also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Destra Capital Investments LLC receives any contingent deferred sales charges (“CDSCs”) imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Destra Capital Investments LLC pursuant to the distribution plan.

Destra may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares.  Destra’s available resources to make these payments include profits from advisory fees received from the Fund.  The services Destra may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Destra Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, destracapital.com. The Fund generally makes available complete portfolio holdings information on the Fund’s website monthly with an approximately thirty day lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing, daily basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and sub-adviser, independent registered public accounting firm (KPMG LLP), custodian (The Bank of New York Mellon), financial printer (Financial Graphic Service), proxy voting service(s), and to the legal counsel for the Fund (Chapman and Cutler LLP) and the independent trustees (Willkie Farr & Gallagher LLP).

The Fund’s investment adviser and sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Trustee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

OTHER SERVICE PROVIDERS

KPMG LLP, 303 East Wacker Drive, Chicago, IL 60601, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, KPMG LLP may provide assistance on accounting and tax and related matters.

The administrator of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The administrator provides administrative services and valuation and computation services.

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on January 27, 2011. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are 3 series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class P shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

 APPENDIX A

Proxy Voting Procedure

[To Come]

PART C - OTHER INFORMATION

ITEM 28.                      EXHIBITS
(a)	Declaration of Trust of the Registrant.(1)
(b)	By-Laws of the Registrant.(1)
(c)	Amended and Restated Designation of Series of Shares of Beneficial Interest, effective January 27, 2011.(2)
(d)(1)	Investment Management Agreement between Registrant and Destra Advisors LLC, now known as Destra Capital Advisors LLC, dated April 12, 2011.(4)
(d)(2)	Investment Sub-Advisory Agreement among Registrant, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and Flaherty and Crumrine Incorporated, dated April 5, 2011.(4)
(d)(3)	Investment Sub-Advisory Agreement among Registrant, Destra Advisors LLC, now known as Destra Capital Advisors LLC, and WestEnd Advisors LLC, dated April 1, 2011.(4)
(d)(4)	Investment Sub-Advisory Agreement among Registrant, Destra Capital Advisors LLC and Main Management LLC.(5)
(e)	Distribution Agreement between Registrant and Destra Investments LLC, now known as Destra Capital Investments LLC, dated March 2, 2011.(4)
(f)	Not Applicable.
(g)(1)	Joinder Agreement to Custody Services Agreement between Registrant and The Bank of New York Mellon, dated March 18, 2011.(2)
(g)(2)	Joinder Agreement to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated March 25, 2011.(2)
(h)(1)	Joinder Agreement to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated March 25, 2011.(2)
(h)(2)	Amended and Restated Expense Reimbursement, Fee Waiver and Recovery Agreement between Registrant and Destra Capital Advisors LLC, dated February 1, 2012.(4)
(h)(3)	Joinder Agreement to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon, dated March 25, 2011.(2)
(i)(1)	Opinion and Consent of Bingham McCutchen LLP. (5)
(i)(2)	Opinion and Consent of Chapman and Cutler LLP. (5)
(j)	Not Applicable.
(k)	Not Applicable.
(l)	Form of Subscription Agreement.(2)
(m)	Distribution and Shareholder Servicing Plan, dated April 26, 2011.(3)
(n)	Amended and Restated Multiple Class Plan, dated January 29, 2012.(4)
(o)	Not Applicable.
(p)	Code of Ethics, dated December 2010.(2)
(z)	Powers of Attorney for Messrs. Dalmaso, Fitzgerald and Holland and Ms. Ferguson. (2)
---------------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to post-effective amendment no. 2 filed on Form N-1A for Registrant.

(4) Incorporated by reference to post-effective amendment no. 10 filed on Form N-1A for Registrant.
(5) To be filed by amendment.

ITEM 29.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 30.                      INDEMNIFICATION

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Destra Capital Advisors LLC serves as investment adviser to the funds of the Registrant. Its principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.  The principal executive officers of Destra Capital Advisors LLC are also directors, officers, employees or trustees of Destra Capital Investments LLC, an affiliated entity. Destra Capital Investments LLC's principal address is 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Information as to other business, profession, vocation or employment during the past two years of the officers and directors of Destra Capital Advisors LLC is as follows:

Name and Position with Destra Capital Advisors LLC	Employment During Past Two Years
Nicholas Dalmaso, President, Chief Financial Officer, General Counsel, Designated Principal, Registered Agent	President, Chief Financial Officer, General Counsel and Registered Salesperson of Destra Capital Investments LLC; Member of Destra Capital Management LLC
Anne Kochevar, Senior Managing Director	Senior Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Senior Managing Director, Claymore Securities, Inc.
Dominic Martellaro, Chief Executive Officer, Designated Principal, Registered Agent	Chief Executive Officer and Registered Salesperson of Destra Capital Investments LLC; Member of Destra Capital Management LLC; President and Registered Principal of Janus Distributors LLC
Richard J. Simek, Senior Managing Director	Senior Managing Director, Destra Capital Management LLC and Destra Capital Investments LLC; Director of Man Investments, Inc.

(b) Flaherty and Crumrine Incorporated serves as investment sub-adviser to the Destra Preferred and Income Securities Fund, a series of the Registrant.  Flaherty and Crumrine Incorporated’s principal address is 301 E. Colorado Blvd., Suite 720, Pasadena, California 91101.  Information as to the officers and directors of Flaherty and Crumrine Incorporated is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

(c) WestEnd Advisors LLC serves as investment sub-adviser to the Destra Focused Equity Fund, a series of the Registrant.  WestEnd Advisors LLC’s principal address is 2 Morrocroft Centre, 4064 Colony Road, Suite 130, Charlotte, NC 28211.  Information as to the

officers and directors of WestEnd Advisors LLC is included in its current Form ADV filed with the Securities and Exchange Commission and is incorporated by reference herein.

Item 32.Principal Underwriter

(a) Not applicable.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Nicholas Dalmaso 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	President, Chief Financial Officer, General Counsel and Registered Salesperson	Trustee and President
Anne Kochevar 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Senior Managing Director	Chief Compliance Officer
Dominic Martellaro 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Chief Executive Officer and Registered Salesperson	None
Richard J. Simek 901 Warrenville Road, Suite 15 Lisle, Illinois 60532	Senior Managing Director	Chief Financial Officer and Treasurer

(c)Not Applicable.

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS

Destra Capital Advisors LLC, 901 Warrenville Road, Suite 15, Lisle, Illinois 60532, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

ITEM 34.                      MANAGEMENT SERVICES

Not Applicable.

ITEM 35.                       UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle, and State of Illinois, on the 18th day of July, 2012.

Destra Investment Trust II

By:__/s/ Nicholas Dalmaso______________
Nicholas Dalmaso
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title		Date
/s/ Nicholas Dalmaso	Chief Executive Officer, Chairman, Secretary and Trustee		July 18, 2012
Nicholas Dalmaso

Diana S. Ferguson*	Trustee	} } } } } } }	By /s/ Nicholas Dalmaso
Nicholas Dalmaso
William M. Fitzgerald, Sr.*	Trustee		Attorney-In-Fact July 18, 2012

Louis A. Holland, Jr.*	Lead Independent Trustee and Trustee

*An original power of attorney authorizing Nicholas Dalmaso, Steven M. Hill and Morrison C. Warren to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

Index of Exhibits

Exhibit
Number	Exhibit